UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2022

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01/share	PRTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 8, 2022, Party City Holdco Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at which a quorum was present. At the Annual Meeting, the matters set forth below were submitted to votes of the Company’s stockholders.

1. Election of Directors - The Company’s stockholders elected the following ten nominees as directors for one-year terms expiring at the 2023 annual meeting of stockholders: Joel Alsfine, Steven J. Collins, James G. Conroy, William S. Creekmuir, Sarah Dodds-Brown, Jennifer Fleiss, John A. Frascotti, Norman S. Matthews, Michelle Millstone-Shroff, and Bradley M. Weston. The number of votes cast for and withheld, as well as the number of broker non-votes, for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Joel Alsfine	58,358,154	2,474,052	25,180,310
Steven J. Collins	52,601,155	8,231,051	25,180,310
James G. Conroy	50,419,984	10,412,222	25,180,310
William S. Creekmuir	59,965,655	866,551	25,180,310
Sarah Dodds-Brown	59,973,712	858,494	25,180,310
Jennifer Fleiss	60,283,111	549,095	25,180,310
John A. Frascotti	59,965,619	866,587	25,180,310
Norman S. Matthews	52,568,272	8,263,934	25,180,310
Michelle Millstone-Shroff	60,270,295	561,911	25,180,310
Bradley M. Weston	60,273,910	558,296	25,180,310

2. Advisory Vote to Approve Executive Compensation – The Company’s stockholders voted on an advisory basis to approve the compensation of the Company’s Named Executive Officers. The number of votes cast for and against the proposal, as well as the number of abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
57,934,304	2,473,599	424,303	25,180,310

3. Advisory Vote on Frequency of Future Votes to Approve Executive Compensation – The Company’s stockholders voted on an advisory basis on the frequency of future votes on the compensation of the Company’s Named Executive Officers. The number of votes cast for 1 year, 2 years and 3 years, as well as the number of abstentions and broker non-votes, were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
60,302,128	140,906	190,286	198,886	25,180,310

Based on the results of the vote, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined to hold a non-binding advisory vote regarding executive compensation every year until the next required non-binding advisory vote on the frequency of holding future votes regarding executive compensation.

4. Ratification of Appointment of Independent Registered Public Accounting Firm - The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The number of votes cast for and against the proposal, as well as the number of abstentions, were as follows:

For	Against	Abstentions
85,384,654	466,973	160,889

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: June 13, 2022	By:	/s/ Todd Vogensen
Todd Vogensen
Chief Financial Officer